                                  Exhibit 10.8

                                              AS Amended through August 19, 1992



                         AMCAST INDUSTRIAL CORPORATION
                         -----------------------------



                        1989 DIRECTOR STOCK OPTION PLAN
                        -------------------------------

                                 PLAN DOCUMENT
                                 -------------

                        1989 DIRECTOR STOCK OPTION PLAN
                        -------------------------------

l. Purpose
   -------

     The purpose of this 1989 Director Stock Option Plan (the "Plan") is to encourage increased stock ownership of Amcast Industrial Corporation (the "Company") by members of the Board of Directors of the Company who are not employees of the Company or any of its Subsidiaries and whose continued services as directors are considered important to the Company's continued progress. The Plan's additional purpose is to benefit the Company by providing such directors with a further incentive to continue as directors of the Company and increase shareholder value.


2. Definitions
   -----------

     (a) "Board" means the Board of Directors of the Company.

     (b) "Company" means Amcast Industrial Corporation, an Ohio corporation.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Fair Market Value means the mean of the high and low sales prices of a Share on the date when the value of a Share is to be determined, as reported on the New York Stock Exchange Composite Transaction Tape; or, if no sale is reported for such date, then on the next preceding date on which a sale is reported; or, if the Shares are no longer listed on such exchange, the determination of such value shall be made by the Board in accordance with applicable provisions of the Code and related regulations promulgated under the Code.

     (e) "Option" means a nonqualified stock option that is not entitled to special tax treatment under Section 422A of the Code.

     (f) "Outside Director" means a director of the Company who is not employed by the Company or a Subsidiary of the Company.

     (g) "Shares" means the Common Shares of the Company.

     (h) "Subsidiary" means any company more than 50% of the voting stock of which is owned or controlled, directly or indirectly, by the Company.


3. Shares Subject to the Plan
   --------------------------

     (a) MAXIMUM NUMBER. The maximum number of Shares that may be subject to Options granted pursuant to the Plan shall be one hundred twenty thousand (120,000), subject to adjustment in accordance with Subsection 3(b). The Shares which may be issued



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

pursuant to Options may be authorized and unissued Shares or Shares held in the Company's treasury. In the event of an expiration, termination, or cancellation of any Option granted under the Plan without the issuance of Shares, the Shares subject to such Option shall no longer be charged against the 120,000 Share maximum and may again be used for new Options.

     (b) RECAPITALIZATION ADJUSTMENT. In the event of any change affecting the Shares by reason of any share dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to a holder of Shares other than cash dividends, the Committee shall make such adjustment, if any, as it may deem appropriate to avoid dilution in the number and kind of shares authorized for issuance under the Plan, in the number and kind of shares covered by Options and in the option price of outstanding Options.


4. Administration
   --------------

     The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of Options made under the Plan. Grants of Options under the Plan shall be automatic as provided in Section 6(a). The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. No member of the Board shall be liable for any action taken or decision made in good faith relating to the Plan or any Option.


5. Eligibility
   -----------

     Each Outside Director of the Company shall be eligible to participate in the Plan.


6. Terms and Conditions of Options
   -------------------------------

     Each Option granted under the Plan shall be evidenced by a signed written agreement in such form as the Board shall prescribe from time to time in accordance with the Plan, and shall comply with the following terms and conditions:

     (a) AUTOMATIC GRANT OF OPTIONS. On the first business day of January of each year, each Outside Director who is a director of the Company on such date shall automatically be granted an Option for one thousand five hundred (1,500) Shares. All Options granted under the Plan shall be nonqualified stock



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


options. The purchase price of a Share under each Option shall be the Fair Market Value of a Share on the date of grant.

     (b) EXERCISABILITY AND PERIOD OF OPTION. Each Option shall become first exercisable one year after the date upon which it was granted, provided, however, that any Option granted pursuant to the Plan shall, if not then exercisable, become exercisable in full upon the retirement of the Outside Director because of age ("Retirement") or total and permanent disability (as determined in the sole discretion of the Board), or upon the death of the Outside Director. No Option shall be exercisable after the expiration of five
(5) years from the date upon which such Option is granted. Each Option shall be subject to termination before its date of expiration as provided in Section 7.

     (c) NOTICE OF EXERCISE AND PAYMENT. An Option granted under the Plan may be exercised by the optionee giving written notice of exercise to the Secretary of the Company. The Option price for Shares purchased shall be paid in full at the time such notice is given. An Option shall be deemed exercised on the date the Secretary receives written notice of exercise, together with full payment for the Shares purchased. The Option price shall be paid to the Company either in cash, by delivery to the Company of Shares already-owned by the optionee or in any combination of cash and such Shares. In the event already-owned Shares are used to pay all or a portion of the Option price, the amount credited to payment of the Option price shall be the Fair Market Value of the already-owned Shares on the date the Option is exercised.

     (d) FRACTIONAL SHARES. No fractional Shares shall be issued pursuant to the exercise of an Option, nor shall any cash payment be made in lieu of fractional Shares.

     (e) OPTIONS NON-TRANSFERABLE. Each Option granted under the Plan shall, by its terms, be nontransferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Outside Director, only by such Outside Director or, if permissible under applicable law, by the Outside Director's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process.


7. Termination of Service
   ----------------------

     (a) TERMINATION OF SERVICE OTHER THAN DUE TO RETIREMENT OR DEATH. In the event that an Outside Director shall cease to be a director, other than by reason of Retirement or death, then the Outside Director may exercise the Option during the nine (9)-month period following such termination, but, in no event, after the expiration of the Option. In the event that the Option is not exercised during the nine (9)-month period


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

following termination, it shall expire at the end of such nine (9)-month period. In the event that an Outside Director ceases to be a director other than by reason of Retirement or death, and then dies during the nine (9)-month period following such termination of service as a director, then the Option may be exercised by a legatee or legatees of the Outside Director under his last will, or by his personal representatives or distributees, at any time within a period of one year after the Outside Director's death, but, in no event, after expiration of the Option. In the event that the Option is not exercised during the one year period after the Outside Director's death, then it shall expire at the end of such one year period.

        (b) RETIREMENT. In the event that an Outside Director shall cease to be a director because of Retirement, then the Outside Director may exercise the Option at any time during the remaining term of the Option. In the event that an Outside Director dies following Retirement, then the Option theretofore granted to the Outside Director may be exercised by a legatee or legatees of the Outside Director under his last will, or by his personal representatives or distributees, at any time during the remaining term of the Option.

        (c) DEATH. In the event that an Outside Director shall cease to be a director because of death, then the Option theretofore granted to the Outside Director may be exercised by a legatee or legatees of the Outside Director under his last will, or by his personal representatives or distributees, at any time during the remaining term of the Option.


8. Limitation of Rights
   --------------------

        Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Outside Director for any period of time, or at any particular rate of compensation.


9. Compliance With Laws and Exchange Requirements
   ----------------------------------------------

        No Option shall be granted and no Shares shall be issued in connection with any Option unless the Option and the issuance and delivery of Shares upon exercise of the Option shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.


10. Amendment and Termination of Plan
    ---------------------------------


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


     (a) AMENDMENT. The Board may from time to time amend the Plan, or any provision thereof, in such respects as the Board may deem advisable except that it may not amend the Plan more than once every six months, other than to comport with changes in the Code, and except that it may not amend the Plan without shareholder approval so as to:

          (1) increase the maximum number of Shares that may be issued under the Plan except in accordance with Section 3(b);

          (2) materially increase the benefits accruing to participants under the Plan; or

          (3) materially modify the requirements as to eligibility for participation in the Plan.

     (b) TERMINATION. The Board may at any time terminate the Plan.

     (c) EFFECT OF AMENDMENT OR TERMINATION. Any amendment or the termination of the Plan shall not adversely affect any Option previously granted and such Option shall remain in full force and effect as if the Plan had not been amended or terminated.


11. Notices
    -------

     Each notice relating to the Plan shall be in writing and delivered in person or by certified or registered mail to the proper address. Each notice to the Board shall be addressed as follows: Amcast Industrial Corporation, 3931 South Dixie Avenue, Kettering, Ohio 45439, Attention: President. Each notice to a participant shall be addressed to the participant at the address of the participant maintained by the Company on its books and records. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the other party to that effect.


12. Benefits of Plan
    ----------------

     This Plan shall inure to the benefit of and be binding upon each successor of the Company. All rights and obligations imposed upon a participant and all rights granted to the Company under this Plan shall be binding upon the participant's heirs, legal representatives and successors.


13. Pronouns and Plurals
    --------------------

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




     All pronouns shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.


14. Shareholder Approval and Term of Plan
    -------------------------------------

     The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares. Unless sooner terminated under Section 10, the Plan shall be in effect for a period of ten years and automatically terminate on the tenth anniversary of its approval by shareholders of the Company.


                                  * * * * * *


---------------------

(1) The Plan was approved by the Board on October 19, 1988 and Shareholders of the Company on December 14, 1988.

(2) An amendment to Section 10(a) of the Plan was adopted by the Board on August 19, 1992.




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
                                                                      Appendix A
                                                                      ----------

                                    [logo]
                                    AMCAST
                            INDUSTRIAL CORPORATION






                        1989 DIRECTOR STOCK OPTION PLAN

                                    [logo]
                                    AMCAST
                            INDUSTRIAL CORPORATION


                        1989 DIRECTOR STOCK OPTION PLAN
                        -------------------------------



l. Purpose
   -------

     The purpose of this 1989 Director Stock Option Plan (the "Plan") is to encourage increased stock ownership of Amcast Industrial Corporation (the "Company") by members of the Board of directors of the Company who are not employees of the Company or any of its Subsidiaries and whose continued services as directors are considered important to the Company's continued progress. The Plan's additional purpose is to benefit the Company by providing such directors with a further incentive to continue as directors of the Company and increase shareholder value.


2. Definitions
   -----------

     (a) "Board" means the Board of Directors of the Company.

     (b) "Company" means Amcast Industrial Corporation, an Ohio corporation.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Fair Market Value" means the mean of the high and low sales prices of a Share on the date when the value of a Share is to be determined, as reported on the New York Stock Exchange Composite Transaction Tape; or, if no sale is reported for such date, then on the next preceding date on which a sale is reported; or, if the Shares are no longer listed on such exchange, the determination of such value shall be made by the Board in accordance with applicable provisions of the Code and related regulations promulgated under the Code.

     (e) "Option"means a nonqualified stock option that is not entitled to special tax treatment under Section 422A of the Code.

     (f) "Outside Director" means a director of the Company who is not employed by the Company or a Subsidiary of the Company.

     (g) "Shares" means the Common Shares of the Company.

     (h) "Subsidiary" means any company more than 50 percent of the voting stock of which is owned or controlled, directly or indirectly, by the Company.

3. Shares Subject to the Plan
   --------------------------

     (a) MAXIMUM NUMBER. The maximum number of Shares that may be subject to Options granted pursuant to the Plan shall be one hundred twenty thousand (120,000); subject to adjustment in accordance with Subsection 3(b). The Shares which may be issued pursuant to Options may be authorized and unissued Shares or Shares held in the Company's treasury. In the event of an expiration, termination, or cancellation of any Option granted under the Plan without the issuance of Shares, the Shares subject to such Option shall no longer be charged against the 120,000 Share maximum and may again be used for new Options.

     (b) RECAPITALIZATION ADJUSTMENT. In the event of any change affecting the Shares by reason of any share dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to a holder of Shares other than cash dividends, the Committee shall make such adjustment, if any, as it may deem appropriate to avoid dilution in the number and kind of shares authorized for issuance under the Plan, in the number and kind of shares covered by Options, and in the option price of outstanding Options.


4. Administration
   --------------

     The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of Options made under the Plan. Grants of Options under the Plan shall be automatic as provided in Section 6(a). The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. No member of the Board shall be liable for any action taken or decision made in good faith relating to the Plan or any Option.


5. Eligibility
   -----------

     Each Outside Director of the Company shall be eligible to participate in the Plan.


6. Terms and Conditions of Options
   -------------------------------

     Each option granted under the Plan shall be evidenced by a signed written agreement in such form as the Board shall prescribe from time to time in accordance with the Plan, and shall comply with the following terms and conditions:

     (a) AUTOMATIC GRANT OF OPTIONS. On the first business day of January of each year, each Outside Director who is a director of the Company on such date shall automatically be granted an Option for one thousand five hundred (1,500) Shares. All Options granted under the Plan shall be nonqualified stock options. The purchase price of a Share under each Option shall be the Fair Market Value of a Share on the date of grant.

     (b) EXERCISABILITY AND PERIOD OF OPTION. Each Option shall become first exercisable one year after the date upon which it was granted, provided, however, that any Option granted pursuant to the Plan shall, if not then exercisable, become exercisable in full upon the retirement of the Outside Director because of age ("Retirement") or total and permanent disability (as determined in the sole discretion of the Board), or upon the death of the Outside Director. No Option shall be exercisable after the expiration of five
(5) years from the date upon which such Option is granted. Each Option shall be subject to termination before its date of expiration as provided in Section 7.

     (c) NOTICE OF EXERCISE AND PAYMENT. An Option granted under the Plan may be exercised by the optionee giving written notice of exercise to the Secretary of the Company. The Option price for Shares purchased shall be paid in full at the time such notice is given. An Option shall be deemed exercised on the date the Secretary receives written notice of exercise, together with full payment for the Shares purchased. The Option price shall be paid to the Company either in cash, by delivery to the Company of Shares already owned by the optionee or in any combination of cash and such Shares. In the event already-owned Shares are used to pay all or a portion of the Option price, the amount credited to payment of the Option price shall be the Fair Market Value of the already-owned Shares on the date the Option is exercised.

     (d) FRACTIONAL SHARES. No fractional Shares shall be issued pursuant to the exercise of an Option, nor shall any cash payment be made in lieu of fractional Shares.

     (e) OPTIONS NONTRANSFERABLE. Each Option granted under the Plan shall, by its terms, be nontransferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Outside Director, only by such Outside Director or, if permissible under applicable law, by the Outside Director's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged, or hypothecated by the optionee during his lifetime whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process.


7. Termination of Service
   ----------------------

     (a) TERMINATION OF SERVICE OTHER THAN DUE TO RETIREMENT OR DEATH. In the event that an Outside Director shall cease to be a director, other than by reason of Retirement or death, then the Outside Director may exercise the Option during the nine (9)-month period following such termination, but, in no event, after the expiration of the Option. In the event that the Option is not exercised during the nine (9)-month period following termination, it shall expire at the end of such nine (9)-month period. In the event that an Outside Director ceases to be a director other than by reason of Retirement or death, and then dies during the nine (9)-month period following such termination of service as a director, then the Option may be exercised by a legatee or legatees of the Outside Director under his last will, or by his personal representatives or distributees, at any time within a period of one year after the Outside Director's death, but, in no event, after expiration of the Option. In the-event that the Option is not exercised during the one-year period after the Outside Director's death, then it shall expire at the end of such one-year period.

     (b) RETIREMENT. In the event that an Outside Director shall cease to be a director because of Retirement, then the Outside Director may exercise the Option at any time during the remaining term of the Option. In the event that an Outside Director dies following Retirement, then the Option theretofore granted to the Outside Director may be exercised by a legatee or legatees of the Outside Director under his last will, or by his personal representatives or distributees, at any time during the remaining term of the Option.

     (c) DEATH. In the event that an Outside Director shall cease to be a director because of death, then the Option theretofore granted to the Outside Director may be exercised by a legatee or legatees of the Outside Director under his last will, or by his personal representatives or distributees, at any time during the remaining term of the Option.


8. Limitation of Rights
   --------------------

     Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Outside Director for any period of time, or at any particular rate of compensation.


9. Compliance with Laws and Exchange Requirements
   ----------------------------------------------

     No Option shall be granted and no Shares shall be issued in connection with any Option unless the Option and the issuance and delivery of Shares upon exercise of the Option shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

10. Amendment and Termination of Plan
    ---------------------------------

     (a) AMENDMENT. The Board may from time to time amend the Plan, or any provision thereof, in such respects as the Board may deem advisable except that it may not amend the Plan without shareholder approval so as to:

          (1) increase the maximum number of Shares that may be issued under the Plan except in accordance with Section 3(b);

          (2) materially increase the benefits accruing to participants under the Plan; or

          (3) materially modify the requirements as to eligibility for participation in the Plan.

     (b) TERMINATION. The Board may at any time terminate the Plan.

     (c) EFFECT OF AMENDMENT OR TERMINATION. Any amendment or the termination of the Plan shall not adversely affect any Option previously granted and such Option shall remain in full force and effect as if the Plan had not been amended or terminated.


11. Notices
    -------

     Each notice relating to the Plan shall be in writing and delivered in person or by certified or registered mail to the proper address. Each notice to the Board shall be addressed as follows: Amcast Industrial Corporation, 3931 South Dixie Avenue, Kettering, Ohio 45439, Attention: Secretary. Each notice to a participant shall be addressed to the participant at the address of the participant maintained by the Company on its books and records. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the other party to that effect.


12. Benefits of Plan
    ----------------

     This Plan shall inure to the benefit of and be binding upon each successor of the Company. All rights and obligations imposed upon a participant and all rights granted to the Company under this Plan shall be binding upon the participant's heirs, legal representatives, and successors.


13. Pronouns and Plurals
    --------------------

     All pronouns shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.

14. Shareholder Approval and Term of Plan
    -------------------------------------

        The plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares. Unless sooner terminated under Section 10, the Plan shall be in effect for a period of ten years and automatically terminate on the tenth anniversary of its approval by shareholders of the Company.






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